THE KP FUNDS

KP Small Cap Equity Fund

(the “Fund”)

Supplement dated March 1, 2018

to the Summary Prospectus dated May 1, 2017, as supplemented (the “Summary Prospectus”)

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Gerard Heffernan has been appointed portfolio manager of the Fund. Accordingly, effective immediately, the Summary Prospectus is supplemented as follows:

1.	The disclosure under the heading “Walthausen & Co., LLC” on page 12 is deleted and replaced with the following:

“Gerard Heffernan, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Walthausen since 2018.

John Walthausen, Managing Director, Chief Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Walthausen since the Fund’s inception in 2014.”

Please retain this supplement for future reference.

KPF-SK-041-0100